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                               VIRBAC CORPORATION
                                    FORM 10-Q
                               SEPTEMBER 30, 2003

Exhibit 10.12

Waiver of September 30, 2003 10-Q Reporting Period from First Bank, dated November 12, 2003.

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[FIRST BANK LOGO]

November 12, 2003

Virbac Corporation
3200 Meacham Blvd.
Ft. Worth, TX 76137
Attn: Joe Rougraff

Re: Waiver of September 30, 2003
    10-Q Reporting Period

Gentlemen:

You have informed First Bank and Bank One ("Lenders") of the noncompliance by Virbac Corporation ("Borrower") for the quarter ended September 30, 2003 with the 10-Q reporting covenant contained in Section 7.1(a)(vii) and 7.1(j) of that certain Loan Agreement dated September 7, 1999 and amended by an Amendment to Credit Agreement dated as of December 30, 1999, by a Second Amendment to Credit Agreement dated as of May 1, 2000, by a Third Amendment to Credit Agreement dated as of April 4, 2001, by a Fourth Amendment to Credit Agreement dated as of August 7, 2002, by a Fifth Amendment to Credit Agreement dated as of August 11, 2003 and by a Sixth Amendment to Credit Agreement dated as of September 3, 2003 made by and between Borrower and Lenders (the "Loan Agreement"), and with the 10-Q reporting covenant contained in Section 7.1(a)(vii) and 7.1(j) of the Loan Agreement and you have requested a waiver of the same.

By this letter, Lenders hereby waive Borrower's compliance under Section 7.1(a)(vii) and 7.1(j) for the quarter ended September 30, 2003, and Lender further waives any default caused by such noncompliance for a 90-day period from the date of this letter. This waiver shall constitute a waiver only of the above referenced covenant and only for a 90-day period from the date of this letter. Such waiver shall not be deemed to be waivers for any other occurrence under the above referenced paragraphs or for any other provisions contained in the Loan Agreement, nor shall they be deemed waivers of any other defaults or noncompliance by Borrower under the Loan Agreement with respect to the above referenced paragraphs or any other provisions of the Loan Agreement for any period other than the 90-day period from the date of this letter.

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[FIRST BANK LOGO]

Please indicate your acceptance and acknowledgement of the above referenced waiver by signing and returning the enclosed duplicate original of this letter in the space provided below.

Very truly yours,

/s/ Traci L. Dodson
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Traci L. Dodson
Vice President

ACKNOWLEDGED AND AGREED TO THIS 12 DAY OF NOVEMBER, 2003

/s/ Joseph A. Rougraff
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By: Joseph A. Rougraff
Title: CFO

   First Bank / 135 North Meramec / Clayton, Missouri 63105 / (314) 854-4600